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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 16, 2006

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                                MICROVISION, INC.
               (Exact Name of registrant as specified in charter)

           Delaware                        0-21221               91-1600822
(State or other jurisdiction of          (Commission            (IRS Employer
        incorporation)                   File Number)        Identification No.)

                              6222 185th Avenue NE
                            Redmond, Washington 98052
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (425) 415-6847

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operation and Financial Condition.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On March 16, 2006, Microvision, Inc. issued a press release announcing its financial results for the year ended December 31, 2005. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

       99.1 Microvision, Inc. Press Release Announcing Financial Results for the Year Ended December 31, 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MICROVISION, INC.


                                     By:   /s/ Thomas M. Walker
                                        ---------------------------


                                                 Thomas M. Walker
                                     Vice President, General Counsel & Secretary

Date:  March 16, 2006